EXHIBIT     DESCRIPTION

EX-99.a Amended and Restated Articles of Incorporation of American Century Quantitative Equity Funds dated March 1, 1999.

EX-99.b Amended and Restated Bylaws dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on April 15, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement - Investor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment to Management Agreement - Investor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998, and incorporated herein by reference).

EX-99.d3 Management Agreement - Advisor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A of for American Century Target Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d4 Amendment to Management Agreement - Advisor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.d5 Management Agreement - Institutional Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 20 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d6 Amendment to Management Agreement - Institutional Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Quantitative Equity Funds and Funds Distributor, Inc., dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment to Distribution Agreement between American Century Quantitative Equity Funds and Funds Distributor, Inc., dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.g Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996 Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment to Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Charles A. Etherington, Esq.

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2 Power of Attorney (filed as a part of Post-Effective Amendment No. 24 on Form N-1A of the Registrant, File No. 33-19589, filed on January 5, 1999, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Quantitative Equity Funds (Advisor Class) dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.o2 Amendment to Multiple Class Plan of American Century Quantitative Equity Funds dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-27.1.1   FDS - American Century Global Gold Fund.

EX-27.1.2   FDS - American Century Income & Growth Fund.

EX-27.1.3   FDS - American Century Equity Growth Fund.

EX-27.1.4   FDS - American Century Utilities Fund.

EX-27.1.5   FDS - American Century Global Natural Resources Fund.

EX-27.1.6   FDS - American Century Small Cap Quantitative Fund.